EXHIBIT 10.64

City of Dubuque, Iowa
$23,025,000
Urban Renewal Tax Increment Revenue Bonds,
Taxable Series 2007

Bond Purchase Contract

October 1, 2007

City of Dubuque

Dubuque County, Iowa

Diamond Jo, LLC

Dubuque, Iowa

Ladies and Gentlemen:

This Bond Purchase Contract (the “Contract”) is entered into by and among the City of Dubuque, Iowa (the “City”), Diamond Jo, LLC, a Delaware limited liability company (the “Company”), and Robert W. Baird & Co. (the “Underwriter”) in connection with the issuance and sale of $23,025,000 aggregate principal amount of City of Dubuque, Iowa, Urban Renewal Tax Increment Revenue Bonds, Taxable Series 2007 (the “Bonds”).

1.Definitions.

For purposes of this Contract, the following terms have the meanings specified in this section, unless another meaning is plainly intended:

A.“Bond Resolution” means the Resolution adopted by the City Council of the City on October 1, 2007 providing for the issuance, sale and delivery of the Bonds.

B.“Business Day” means any day other than a day on which banks in New York, New York, Dubuque, Iowa, or in the city of the Registrar’s principal corporate trust office are required or authorized to close.

C.“Closing Date” means October 16, 2007 or such earlier or later date as the City and the Underwriter shall mutually agree upon.

D.“Code” means the Internal Revenue Code of 1986, as amended.

E.“Corporate Entities” or “Corporate Entity,” as the case may be, means the Company and the Parent.

2257255.03.00.B.doc
2147890/TEF/6.12.07

F.“Disclosure Certificate” means the Continuing Disclosure Certificate dated the Closing Date executed and delivered by the Company and the Parent.

G.“Development Agreement” means the Amended and Restated Port of Dubuque Public Parking Facility Development Agreement dated October 1, 2007, by and between the Company and the City.

H.“Escrow Agreement” means the Escrow Agreement dated October 1, 2007 between the City and the Company.

I.“Governmental Body” means any federal, state, municipal, or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign.

J.“Guaranty” means the Guaranty dated October 1, 2007 executed by the Parent in favor of the City.

K.“Minimum Assessment Agreement” means the Minimum Assessment Agreement dated October 1, 2007 by and among the City, the Company and the City Assessor of the City of Dubuque, Iowa.

L.“Official Statement” means the Official Statement of the City and the Company (including the Appendix thereto) relating to the Bonds dated October 1, 2007.

M.“Parent” means Peninsula Gaming, LLC, a Delaware limited liability company and the Company’s parent company.

N.“Transaction Documents” means the Bond Resolution, the Development Agreement, the Disclosure Certificate, the Escrow Agreement, the Guaranty, the Minimum Assessment Agreement, the Official Statement and all other material agreements, contracts and certificates executed and delivered in connection with the issuance and sale of the Bonds and with respect to the Development and the Parking Facility.

Capitalized terms not otherwise defined herein shall have the meanings set forth in the Official Statement.

2.Purchase, Sale and Delivery of the Bonds.

On the basis of the representations, warranties and covenants contained herein and in the other agreements referred to herein, and subject to the terms and conditions herein set forth, at the Closing Time, the Underwriter agrees to purchase from the City and the City agrees to sell to the Underwriter, the Urban Renewal Tax Increment Revenue Bonds, Taxable Series 2007 at a purchase price of $22,764,750 (par value of the Bonds of $23,025,000 and less the Underwriter’s discount of $260,250).

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The Bonds shall be issued under and secured as provided in the Bond Resolution.  The Bonds shall have the maturities and shall bear interest as set forth in Exhibit A attached hereto.  The Bonds shall be subject to optional, mandatory or extraordinary redemption as described in the Official Statement and the Bond Resolution.  The Underwriter further agrees to initially offer the Bonds to the public at the initial offering yields or prices set forth in Exhibit A.  The Underwriter reserves the right to make concessions to dealers and to change such initial public offering prices as the Underwriter deems necessary in connection with the marketing of the Bonds.  The Underwriter also reserves the right to over allot the Bonds in order to maintain the market price of the Bonds at a level above that which might otherwise prevail in the open market and to discontinue such stabilizing, if commenced, at any time.

Payment for the Bonds shall be made in federal funds or funds good the day of delivery via wire transfers with delivery of the closing documents, as set forth in Section 7 below, at the offices of Ahlers & Cooney, P.C., 100 Court Avenue, Suite 600, Des Moines, Iowa 50309 (“Bond Counsel”) at approximately 10:00 a.m. local time on October 16, 2007, or such other place, time or date as shall be mutually agreed upon by the City and the Underwriter.  The date of such delivery and payment is herein called the “Closing Date,” and the hour and date of such delivery and payment is herein called the “Closing Time.”  Delivery of the Bonds shall be made in definitive form, bearing CUSIP numbers (provided neither the printing of a wrong number on the Bonds nor the failure to print a number thereon shall constitute cause to refuse delivery of any Bond) and will be issued to the registered owners thereof, or to Cede & Co. if in book-entry only form.  The Bonds shall be available at or through the facilities of The Depository Trust Company in New York, New York (or such other location as the Underwriter shall designate) at least 24 hours prior to the Closing Time.

3.Pre-Closing Deliveries.

A.On or prior to the Closing Date, the City and the Company shall deliver or cause to be delivered to the Underwriter an executed copy of the Official Statement, executed on behalf of the City and the Company by its Mayor and designated corporate officer, respectively.

B.On or prior to the Closing Date, the City shall deliver or cause to be delivered to the Underwriter a certified copy of the Bond Resolution authorizing the issuance of the Bonds, which shall include the authorization of the execution, delivery and performance of this Contract, among other things, together with such reasonable number of copies of the foregoing as the Underwriter shall request.

C.On or prior to the Closing Date, the City and the Corporate Entities shall coordinate efforts to deliver or cause to be delivered to the Underwriter an executed copy of all Transaction Documents to which they are a party.

D.The City and the Corporate Entities hereby authorize any and all of the material described above in subsections A, B and C of this Section 3, including specifically the Bond Resolution, the Official Statement, the audited financial statements

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of the Corporate Entities, the Transaction Documents to which the City or the Corporate Entities are or are to be a party and the information contained in the Official Statement and the Bond Resolution, for use in connection with the offering and sale of the Bonds.  The City and the Company hereby ratify, approve, and consent to the use and distribution by the Underwriter to prospective purchasers of the Bonds, prior to the date hereof, of the Official Statement in connection with the offering and sale of the Bonds.  The City and the Company hereby agrees to furnish such information, execute such instruments and take such other action in cooperation with the Underwriter as the Underwriter may deem necessary in order to qualify the Bonds for offering and sale under the “Blue Sky” or other securities laws and regulations of such states and other jurisdictions of the United States as the Underwriter may designate; provided, however, that the City shall not be required to file any general consents to services of process under the laws of any state or to comply with any other requirements deemed by the City to be unduly burdensome.

4.Representations and Warranties and Agreements of the City.

The City represents and warrants to and agrees with the Underwriter that:

A.City.  The City is a body politic and corporate constituting a public instrumentality and political subdivision, duly created, organized and existing under the laws and the Constitution of the State of Iowa.  The City is authorized and empowered by the Act and the Bond Resolution to enter into the transactions contemplated by this Contract, the Bond Resolution, the Official Statement, and the Transaction Documents to which the City is or is to be a party.  The adoption of the Bond Resolution and the execution, delivery and performance by the City of this Contract and the Transaction Documents to which the City is or is to be a party and the issuance of the Bonds, are within the legal right, power and authority of the City, have been duly and validly authorized by all necessary proceedings of the City, and such execution, delivery and performance by the City do not and will not contravene, or constitute a breach of or default (with due notice or the passage of time or both) under, any provision of law, ordinance or regulation applicable to the City, or any provision of the municipal code or other rules and procedures of the City, or any judgment, order, decree, agreement or instrument binding on it or, result in the creation of any lien or other encumbrance on any asset of the City (other than the Development Tax Increments).  This Contract constitutes, and the provisions of the Bond Resolution and the Transaction Documents to which the City is or is to be a party, when executed and delivered by the City and the other parties thereto, will constitute valid and binding agreements of the City enforceable against the City in accordance with their terms, except to the extent limited by bankruptcy, reorganization, or other similar laws affecting creditors’ rights generally and by the availability of equitable remedies, and the Bonds, when issued and delivered by the City in accordance with this Contract and the Bond Resolution will have been duly authorized and issued and will constitute valid and binding obligations of the City enforceable against the City in accordance with their terms, except to the extent limited by bankruptcy, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies.  When delivered

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to and paid for by the Underwriter at the Closing in accordance with the provisions of this Contract, the Bonds will conform in all material respects to the description thereof contained in the Official Statement.

B.Use of Proceeds.  The City will not take or omit to take any action which will in any way cause or result in the proceeds from the sale of the Bonds being applied other than as provided in the Bond Resolution and as described in the Official Statement.

C.Governmental Authorization.  All authorizations, consents and approvals of any Governmental Body required in connection with the execution and delivery by the City of, or in connection with the performance by the City of its obligations under, the Bonds, the Bond Resolution, this Contract, or the Transaction Documents to which the City is or is to be a party, including without limitation the collection of Development Tax Increments, have been obtained and are in full force and effect, or will be obtained prior to Closing and will be in full force and effect as of the Closing Date.

D.Official Statement.  The information contained in the Official Statement under the captions “Introductory Statement,” “The City,” “The Development and the Development Agreement,” “The Parking Facility,” “The Bonds,” “Sources and Uses,” “Security for the Bonds and Source of Payment,” “The Property Tax Collection Process,” “The Bond Resolution,” “The Minimum Assessment Agreement,” “No Litigation,” “Continuing Disclosure” and “Authorization” (collectively, the “City Information”) (i) is, and as of the Closing Date, will be true and correct in all material respects and (ii) does not contain any untrue statement of a material fact or omit to state any material fact that is necessary to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading.  The City has duly authorized the use and distribution by the Underwriter of the Bond Resolution, the Transaction Documents to which it is a party and the Official Statement, including any amendments or supplements thereto as permitted by this Contract as any authorized officer of the City may approve.  No event affecting the City, the Project Area or the Bonds has occurred since the date of the Official Statement that is not disclosed therein which should be disclosed therein for the purposes thereof or that is necessary to disclose therein to make the statements and information therein not misleading in any material respect as of the Closing Date.  The City has duly executed and delivered the Official Statement.

E.No Liens or Encumbrances. Except as described in the Official Statement with respect to the Bonds, there are no existing liens, claims, charges or encumbrances on or rights to the Development Tax Increments, or any other funds, revenues or interests pledged pursuant to the Bond Resolution which are senior to, or on a parity with, the claims of the holders of the Bonds.  Other than as described in the Official Statement, the City has not entered into any contract or arrangements of any kind, and there is no existing, pending, threatened, or anticipated event or circumstance that might give rise to any lien, claim, charge or encumbrance on or right to the Development Tax Increments,

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or other assets, properties, funds, or interests pledged pursuant to the Bond Resolution which would be prior to, or on a parity with, the claims of the holders of the Bonds.

F.No Litigation.  There is no action, suit, proceeding or investigation, at law or in equity, before or by any court or any governmental agency or public board or body, pending against the City or, to the knowledge of the City manager or attorney, threatened against the City, to restrain or enjoin, or threatening or seeking to restrain or enjoin, the issuance, sale or delivery of the Bonds or the collection of revenues pledged or to be pledged to pay the principal, premium, if any, of, and interest on, the Bonds, or in any way contesting or affecting the validity of the Bonds, or in any way questioning or affecting (i) the proceedings under which the Bonds are to be issued, (ii) the validity or enforceability of any provision of the Bonds, the Bond Resolution or this Contract, (iii) to the best knowledge of the City manager or attorney, the authority of any taxing body to impose or collect the revenues or other funds pledged to the payment of the Bonds, (iv) the legal existence of the City, the entitlement of its Mayor and members of the City Council or officers to their offices, to perform its obligations hereunder or with respect to the Bonds, or to consummate any of the transactions to which it is or is to be a party as contemplated hereby or by the Bond Resolution or the Official Statement or (v) the collection of any Development Tax Increments.  There is no action, suit, proceeding or investigation, at law or in equity, before or by any court or any governmental agency or public board or body, pending against the City or, to the knowledge of the City manager or attorney, threatened against the City, involving any of the property or assets within the City which may result in any material adverse change in the collection of Development Tax Increments or the ability of the City to pay principal of or interest on the Bonds.  To the best knowledge of the City manager or attorney, there is no litigation, controversy, investigation or proceeding of any nature now pending or threatened against any person or entity with respect to the Project Area, the collection of Development Tax Increments within the Project Area or the issuance and the sale of the Bonds.

G.Non-Contravention.  Other than as described in the Official Statement or the Bond Resolution, the execution, delivery and performance by the City of its obligations under this Contract and the Transaction Documents to which it is or is to be a party do not and will not contravene or constitute a default (with due notice or the passage of time or both) under any provision of any applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon the City, and will not result in the creation of any lien or other encumbrance on any asset of the City (other than the Development Tax Increments).

H.Authorization.  The City has taken all action necessary to be taken by it to carry out and effect the transactions to be performed by it as contemplated by the Bond Resolution, the Official Statement, and this Contract.

I.Certificates.  Any certificate signed by an authorized officer or agent of the City and delivered to the Underwriter shall be deemed a representation and warranty by the City to the Underwriter as to the statements made therein.

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J.City’s Right to Receive, Pledge and Assign Certain Taxes. The City is lawfully entitled to receive, pledge and assign the Development Tax Increments and the amounts on deposit in the Revenue Fund, and in the other funds and accounts held by the City pursuant to the Bond Resolution and other amounts which have been pledged or assigned as security for the payment of the principal of, premium, if any, and interest on the Bonds as more fully set forth in the Bond Resolution.

K.Resolution. The Bond Resolution is in full force and effect and has not been amended, modified, revoked or repealed.

L.Zoning; Usage.  The Development Property is properly and sufficiently zoned to permit its current and proposed usage as detailed in the Transaction Documents.

M.Disbursements.  The City will not authorize any disbursement of funds from any fund under the Bond Resolution except in accordance with the terms of the Bond Resolution.

5.Representations, Warranties and Agreements of the Company.

The Company represents and warrants to and agrees with the Underwriter and the City that:

A.Company Entities.  Each of the Corporate Entities is (i) a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) a foreign limited liability company duly authorized to transact business in the State of Iowa.  The Corporate Entities have, or will obtain in the ordinary course and when required, all necessary licenses and permits necessary to own, maintain and/or operate the Development and Parking Facility as contemplated to be conducted or described in the Official Statement.  The Company has not received any notice of an alleged violation, and the operations of the Corporate Entities and the Development and Parking Facility are not in violation, of any zoning, land use, environmental or other similar law or regulation which would materially adversely affect the operations or financial condition of any Corporate Entity or any Corporate Entity’s ability to operate any part of the Development and Parking Facility.  The Company has the legal capacity to enter into and deliver this Contract, and each of the Corporate Entities has the legal capacity to execute, enter into and deliver or approve, as the case may be, the Transaction Documents to which any of them is or is to be a party and to perform other acts and things as provided for in each of the foregoing documents.  Each of the Corporate Entities has full legal right, power and authority under all applicable provisions of law and its articles of incorporation and bylaws or articles of organization and operating agreement, as the case may be, to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to perform such other acts and things as provided for in each such Transaction Document.

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B.Authorization. Each of the Corporate Entities has authorized all necessary action and received all necessary consents to be taken or required to be received by it for the execution and delivery or approval, as the case may be, of the Transaction Documents to which it is or is to be a party and any and all such other agreements and documents as may be required to be executed, delivered or received by it in order to carry out, effectuate and consummate the transactions contemplated herein and therein; and the performance by it of such transactions.  The execution, delivery and performance by each of the Corporate Entities of its obligations under the Transaction Documents to which it is a party have been duly approved and authorized by all necessary action by or on behalf of such Corporate Entity.

C.Official Statement.  The information contained in the Official Statement under the captions “The Development and the Development Agreement,” “Racing and Gaming in Dubuque County, Iowa,” “Racing and Gaming in Iowa,” “Risk Factors,” “The Company and the Parent,” “The Minimum Assessment Agreement,” “The Guaranty,” “Continuing Disclosure” and “Authorization” (collectively, the “Company Information”) (i) is, and as of the Closing Date, will be true and correct in all material respects and (ii) does not contain any untrue statement of a material fact or omit to state any material fact that is necessary to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

D.Liens and Encumbrances.  All liens, encumbrances, covenants, conditions and restrictions, if any, which pertain to any Corporate Entity will not materially adversely affect the value of, or materially interfere with or materially impair the operation of, the Development or Parking Facility.

E.Litigation.  There is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any court or any governmental agency or public board or body pending against the any Corporate Entity or, to the knowledge of the Company, threatened against any Corporate Entity or affecting any Corporate Entity wherein an unfavorable decision, ruling or finding would have a material adverse effect on (i) the financial condition of any Corporate Entity or the operation of the Development or Parking Facility; (ii) the transactions contemplated in this Contract and in the Official Statement; (iii) the legal capacity of or the existence or power of any Corporate Entity; or (iv) the validity or enforceability of any provisions of the Bonds, or any of the Transaction Documents to which any Corporate Entity is or is to be a party.

F.Certificates.Any certificate signed by the Company and delivered to the City or to the Underwriter shall be deemed a representation and warranty by the Company to the City and the Underwriter as to the statements made therein.

G.Governmental Authorization.  Except for any approvals or consents required for the offer and sale of the Bonds under any state “blue sky” laws, to the best knowledge and belief of the Company based upon prudent and reasonable investigation,

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all approvals, consents, authorizations, certifications, and other orders of any governmental authority, board, agency or commission having jurisdiction, and all filings with such entities, which would constitute a condition precedent to or which are required for the execution and delivery by the any Corporate Entity of, or the performance by any Corporate Entity of, its obligations under the Transaction Documents to which it is or is to be a party or the consummation of the transactions contemplated in the Official Statement, have been duly obtained and are in full force and effect, or will be obtained prior to Closing and will be in full force and effect as of the Closing Date.

H.Non-Contravention.  The execution, delivery and performance by each Corporate Entity of its obligations, if any, under this Contract and/or Transaction Documents to which it is or is to be a party or any other agreement, contract or instrument to which each Corporate Entity is a party or by which it is or may be bound or to which the Development or Parking Facility is or may be subject does not and will not, to the best knowledge and belief of the Company, contravene or constitute a default (with due notice or the passage of time or both) under any provision of any applicable law or regulation or of any agreement, judgment, injunction, order or decree binding upon each Corporate Entity, and will not materially adversely affect the operations or financial condition of any Corporate Entity or any Corporate Entity’s ability to operate the Development or Parking Facility.

I.No Conflict.  The execution and delivery by each Corporate Entity of the Transaction Documents to which it is or is to be a party, and of the other documents contemplated herein and in the Official Statement; the approval by the Company of the Official Statement; the compliance by the Corporate Entities with the provisions of any and all of the Transaction Documents and foregoing documents; and the application of the proceeds of the Bonds for the purposes described in the Official Statement, do not and will not conflict with or result in the material breach of any of the terms, conditions or provisions of, or constitute a default under, the Transaction Documents or any agreement, indenture, mortgage, lease or instrument to which any Corporate Entity is a party or by which it or the Development is or may be bound or affected, or, to the knowledge of the Company, any existing law or court or administrative regulation, decree or order applicable to it or the Development.

J.Execution and Delivery.  On or before the Closing Date, each Corporate Entity shall execute and deliver Transaction Documents to which it is or is to be a party.  This Contract is and, when executed and delivered, and the Transaction Documents will be, the legal, valid and binding obligations of the Company or a Corporate Entity, as the case may be, enforceable in accordance with their respective terms, subject to any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights from time to time in effect and subject to the availability of equitable remedies, the exercise of judicial discretion in accordance with general principles of equity, and to the qualification that enforcement of the indemnification provisions of this Contract may be limited by federal or state securities laws.

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K.No Default.  No default or event of default on the part of the Corporate Entities has occurred and is continuing, and, to the best of Company’s knowledge and belief, no event has occurred and is continuing which with the lapse of time or the giving of notice, or both, would constitute a default or an event of default on the part of the Company under this Contract or the Corporate Entities under the Transaction Documents or any other material agreement or material instrument to which any Company Entity is a party or by which any Corporate Entity is or may be bound, which would materially and adversely affect the Company’s ability to perform its obligations under this Contract or any Corporate Entity under the Transaction Documents.

L.Compliance with Laws.  To the best knowledge and belief of the Company based upon reasonable and prudent business practices, the Corporate Entities have complied with all applicable federal, state and local law and regulations, including applicable requirements of any agencies and instrumentalities, which are necessary to operate the Development and the Parking Facility substantially as they are currently proposed to be operated, and has obtained, to the extent required to be obtained under applicable law, all permits, licenses, certifications, accreditation and qualifications necessary to operate the Development and the Parking Facility.

M.Use of Bond Proceeds.  The Corporate Entities will not take or omit to take any action which in any way will cause or result in the proceeds of the sale of the Bonds being applied in a manner other than as provided in the Bond Resolution and as described in the Official Statement.

N.Insurance. The Corporate Entities have obtained and will have on the Closing Date, comprehensive insurance policies, including fire, liability and extended coverage, on the Development pursuant to the Minimum Assessment Agreement.

O.Financial Condition.  The financial statements of the Corporate Entities previously delivered to the Underwriter fairly present the financial condition of the Corporate Entities as of the dates thereof and the balances and activity for the periods set forth therein and, to the best knowledge of the Corporate Entities, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis to the periods involved.

P.No Further Encumbrances.  The only mortgages secured by the Development Property are (i) the Mortgage to Wells Fargo Foothill, Inc., dated June 16, 2004, as amended by the First Amendment thereto dated November 14, 2004 and the Second Amendment thereto dated July 15, 2005 and (ii) the Mortgage to U.S. Bank, National Association, as Trustee, filed April 20, 2004, as amended by the First Amendment thereto, filed December 22, 2006.

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6.Representations and Warranties and Agreements of the Underwriter.

The Underwriter agrees to make an offering of all the Bonds at not in excess of the initial offering prices set forth on the cover page of the Official Statement, reserving, however, the right to change such initial offering prices as the Underwriter may deem necessary in connection with the marketing of the Bonds.

7.Conditions of Closing.

The Underwriter’s obligation to purchase the Bonds under this Contract is subject to the performance by the City and the Company of their respective obligations hereunder at and prior to the Closing Date, to the accuracy in all material respects of the representations and warranties of the City and the Company contained herein as of the Closing Date, and shall be subject to the satisfaction of the following additional conditions:

A.Resolution in Effect and City in Compliance Therewith.  At the time of the Closing (i) the Bond Resolution shall be in full force and effect, and shall not have been amended, modified or supplemented since the date hereof, except as may have been agreed to in writing by the Underwriter, and the City shall have duly adopted and there shall be in full force and effect such additional ordinances or agreements as shall be, in the opinion of Ahlers & Cooney, P.C., Bond Counsel, necessary in connection with the transactions contemplated hereby and (ii) the City shall perform or has performed all of its obligations required under or specified in this Contract with regard to the Bonds, the Bond Resolution to be performed at, simultaneously with or prior to the Closing.

B.Opinions of Bond Counsel. The Underwriter shall have received unqualified approving and supplemental legal opinions dated the Closing Date as to the Bonds, addressed to the Underwriter, Company, and the City, from Ahlers & Cooney, P.C., Bond Counsel, satisfactory to the Underwriter in its reasonable discretion, substantially in the forms of Exhibit B-1 and Exhibit B-2 hereto.

C.Opinion of Underwriter’s Counsel.  The Underwriter shall have received a favorable opinion dated the Closing Date, addressed to the Underwriter, from Chapman and Cutler LLP satisfactory to the Underwriter in its reasonable discretion.

D.Opinion of Counsel to the City.  The Underwriter shall have received a favorable opinion dated the Closing Date, addressed to the Underwriter, Bond Counsel and the Company, from Barry A. Lindahl, City Attorney, satisfactory to the Underwriter in its reasonable discretion, substantially in the form of Exhibit C hereto.

E.Opinion of Counsel to the Corporate Entities. The Underwriter shall have received a favorable opinion dated the Closing Date, addressed to the Underwriter, the City, and Bond Counsel from Lane & Waterman LLP, counsel to the Corporate Entities, satisfactory to the Underwriter in its reasonable discretion, substantially in the form of Exhibit D hereto.

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F.Performance; No Default Certificate.  The City and the Corporate Entities shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them prior to or on the Closing Date, and the Underwriter shall have received a certificate from each of the City and the Company, satisfactory to the Underwriter in its sole and absolute discretion, certifying that, at the time of the Closing, no event of default or default shall have occurred and be continuing with respect to the Bonds or otherwise under the Bond Resolution.

G.Transaction Documents; Bond Proceeds; Bond Resolution.  At the Closing Date, (i) all of the Transaction Documents shall be in form and substance satisfactory to the Underwriter in its sole and absolute discretion; (ii) all of the Transaction Documents shall be in full force and effect, shall have been duly executed and copies delivered to the Underwriter by, and shall constitute valid and binding agreements of, the parties thereto, shall not have been amended, modified or supplemented except as may have been agreed to in writing by the Underwriter and there shall be no defaults or events of default thereunder; (iii) the proceeds of the sale of the Bonds shall be applied or deposited for application as described in the Bond Resolution and the Official Statement; and (iv) the City shall have duly adopted and there shall be in full force and effect the Bond Resolution and such other resolutions or ordinances as, in the opinion of Bond Counsel, shall be necessary in connection with the transactions contemplated hereby.

H.City’s Certificate.  The City shall have delivered to the Underwriter a certificate dated the date of Closing, signed by an authorized officer of the City in form and substance satisfactory to the Underwriter.

I.The Bonds.  The Bonds shall have been duly authorized, executed, authenticated, delivered, and the proceeds from the sale thereof applied, in accordance with the provisions of the Bond Resolution.

J.Registrar and Paying Agent Agreement and Certificate.  The Underwriter shall have received a (i) copy of the agreement, if any, between the City and the Registrar and Paying Agent regarding the Bonds and (ii) certificate of an authorized officer of the Registrar and Paying Agent acceptable in form and substance to the Underwriter and Bond Counsel.

K.Company’s Certificate.  The Underwriter shall have received a certificate of the Company in form and substance satisfactory to the Underwriter.

L.Officers’ Certificates.  The Underwriter shall have received any and all certificates required to be furnished by the provisions of the Bond Resolution, and any Transaction Document to be obtained or furnished by the City at or prior to Closing.

M.Specimen Bonds. The Underwriter shall have received specimen Bonds.

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N.Certified Copies of Bond Resolution.  The Underwriter shall have received certified copies of the Bond Resolution.  The Bond Resolution shall include authorization for execution and delivery of this Contract.

O.DTC Blanket Issuer Letter of Representations. The Underwriter shall have received a copy of the Depository Trust Company Blanket Issuer Letter of Representations executed on behalf of the City, the original of which shall have been delivered to DTC at or prior to the date of Closing.

P.Good Standing Certificates.  The Underwriter shall have received good standing certificates for each of the Corporate Entities from the Delaware Secretary of State.

Q.Certificates of Authority.  The Underwriter shall have received certificates of authority for each of the Corporate Entities from the Iowa Secretary of State.

R.Additional Opinions, Certificates, etc.  The Underwriter shall have received such additional legal opinions, certificates, proceedings, instruments and other documents as the Underwriter or its counsel or Bond Counsel may deem reasonably necessary.

All of the opinions, letters, certificates, instruments and other documents mentioned in this Contract shall be deemed to be in compliance with the provisions of this Contract only if in the reasonable judgment of the Underwriter, they are satisfactory in form and substance.

If there shall be a failure to satisfy the conditions of the Underwriter’s obligations set forth in this Section 7 or if the Underwriter’s obligations to purchase the Bonds shall be terminated for any reason permitted by this Contract, this Contract shall terminate, and the Underwriter, the Company and the City shall not have any further obligations hereunder, except for the obligations set forth in Sections 7 and 14 hereof which shall remain in full force and effect.

8.Payment of Expenses.

The Underwriter shall be under no obligation to pay any expenses incident to the issuance of the Bonds other than expenses incurred by it in connection with the offering and distribution of the Bonds.  All other fees, costs and expenses associated with the issuance of the Bonds, including the fees and expenses of Underwriter’s counsel, shall be payable from Bond proceeds.

9.Notices.

Except as otherwise provided in this Contract, whenever notice is required to be given pursuant to the provisions of this Contract, such notice shall be in writing and shall be mailed by first class mail postage prepaid addressed (A) if to the Underwriter, at 300 E. 5th Avenue, Suite 200, Naperville, Illinois 60563, Attention:  Thomas J. Gavin, Managing Director or (B) if

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to the City, at City Hall, 50 W. 13th Street, Dubuque, Iowa 52001, Attention: Mayor or (C) if to the Company, at 400 E. 3rd Street, Dubuque, Iowa 52001, Attention:  Natalie Schramm.

10.Law Governing.

This Contract shall be construed in accordance with and governed by the laws of the State of Iowa.

11.Headings.

The headings of the paragraphs and subparagraphs of this Contract are inserted for convenience only and shall not be deemed to constitute a part of this Contract.

12.Counterparts.

This Contract may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13.Parties and Interests; Survival of Representations.

This Contract is made solely for the benefit of the City, the Company and the Underwriter, including the successors and assigns of the Underwriter, and no other person, partnership, association or corporation shall acquire or have any rights hereunder or by virtue hereof.  All representations, warranties and agreements by the City and the Company in this Contract shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the parties hereto, and shall survive the delivery of and payment for the Bonds and any termination of this Contract.  This Section 13 and the obligations of the City, the Company and the Underwriter under Section 14 shall survive any termination of this Contract.

14.Indemnification.

A.The City agrees to indemnify, defend and hold harmless the Underwriter, each director, trustee, member, officer, partner or employee of the Underwriter and each person, if any, who has the power, directly or indirectly, to direct or cause the direction of the management and policies of the Underwriter, pursuant to the Underwriter’s Bylaws, or who controls the Underwriter within the meaning of Section 20 of the Exchange Act or Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or expenses whatsoever caused by any untrue or misleading, or allegedly untrue or misleading, statement of a material fact contained in the City Information of the Official Statement, or in any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the City shall not be liable under this paragraph if the person asserting any such loss, claim, damage, liability or expense purchased Bonds from the

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Underwriter, if delivery to such person of the Official Statement, or any amendment or supplement thereto, would have been a valid defense to the action from which such loss, claim, damage, liability or expense arose and if the Official Statement, amendment of or supplement was not delivered to such person by or on behalf of the Underwriter.

In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to the preceding paragraph, such person (the “indemnified party”) shall promptly notify the City in writing, and the City shall promptly assume the defense thereof, including the employment of counsel chosen by the City and approved by the Underwriter and shall pay the fees and disbursements of such counsel related to such proceeding.  If any of the indemnified parties is advised by counsel that there may be legal defenses available to such indemnified party which are adverse to or in conflict with those available to the City or another indemnified party, the City shall not have the right to assume the defense of such indemnified party, but the City shall be responsible for the fees and expenses of counsel retained by such indemnified party in assuming its own defense, and provided also that if the City shall have failed to assume the defense of such action or to retain counsel satisfactory to the Underwriter within a reasonable time after notice of the commencement of such action, the fees and expenses of counsel retained by the indemnified parties shall be paid by the City.  Notwithstanding, and in addition to, any of the foregoing, any one or more of the indemnified parties shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the City and the indemnified party shall have mutually agreed to the retention of such counsel.  Such firm shall be designated in writing by the indemnified party.  The City shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such written consent of the City or if there shall be a final judgment for the plaintiff, the City agrees to indemnify (to the extent required under this Contract) the indemnified party from and against any loss, damage, cost, expense or liability by reason of such settlement or judgment.

B.The Company agrees to indemnify, defend and hold harmless the Underwriter, each director, trustee, member, officer, partner or employee of the Underwriter and each person, if any, who has the power, directly or indirectly, to direct or cause the direction of the management and policies of the Underwriter, pursuant to the Underwriter’s Bylaws, or who controls the Underwriter within the meaning of Section 20 of the Exchange Act or Section 15 of the Securities Act, from and against any and all losses, claims, damages, liabilities or expenses whatsoever caused by any untrue or misleading, or allegedly untrue or misleading, statement of a material fact contained in the Company Information of the Official Statement, or in any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company shall not be liable under this paragraph if the person asserting any such loss, claim, damage, liability or expense purchased Bonds from the Underwriter, if delivery to such person of the Official Statement, or any amendment or supplement thereto, would have been a valid defense to the action from which such loss, claim, damage, liability or expense arose and if the Official Statement, amendment of or supplement was not delivered to such person by or on behalf of the Underwriter.

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In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to the preceding paragraph, such person (the “indemnified party”) shall promptly notify the Company, in writing, and the Company shall promptly assume the defense thereof, including the employment of counsel chosen by the Company and approved by the Underwriter and shall pay the fees and disbursements of such counsel related to such proceeding.  If any of the indemnified parties is advised by counsel that there may be legal defenses available to such indemnified party which are adverse to or in conflict with those available to the Company or another indemnified party, the Company shall not have the right to assume the defense of such indemnified party, but the Company shall be responsible for the fees and expenses of counsel retained by such indemnified party in assuming its own defense, and provided also that if the Company shall have failed to assume the defense of such action or to retain counsel satisfactory to the Underwriter within a reasonable time after notice of the commencement of such action, the fees and expenses of counsel retained by the indemnified parties shall be paid by the Company.  Notwithstanding, and in addition to, any of the foregoing, any one or more of the indemnified parties shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the Company and the indemnified party shall have mutually agreed to the retention of such counsel.  Such firm shall be designated in writing by the indemnified party.  The Company shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such written consent of the Company or if there shall be a final judgment for the plaintiff, the Company agrees to indemnify (to the extent required under this Contract) the indemnified party from and against any loss, damage, cost, expense or liability by reason of such settlement or judgment.

C.The Underwriter agrees to defend, indemnify and hold harmless the City and the Company, each trustee, member, officer, agent and employee of the City or the Company (collectively, called the “Section 14(C) Indemnified Parties”), from and against any and all losses, claims, damages, liabilities or expenses caused by any untrue statement or misleading statement or alleged untrue statement or alleged misleading statement of a material fact contained in the portion of the Official Statement captioned “Underwriting” or caused by any omission or alleged omission to state therein a material fact necessary to make the statements under the caption “Underwriting” in the light of the circumstances under which they were made, not misleading.

In case any claim shall be made or any action shall be brought against one or more of the Section 14(C) Indemnified Parties desiring to seek indemnification pursuant to this paragraph 14(C), the Section 14(C) Indemnified Parties seeking indemnity shall promptly notify the Underwriter in writing, and the Underwriter shall promptly assume the defense thereof, including the employment of counsel chosen by the Underwriter and the payment of all expenses and disbursements of such counsel related to such defense.  If any of the Section 14(C) Indemnified Parties is advised by counsel that there may be legal defenses available to it which are adverse to or in conflict with those available to the Underwriter or any other, the Underwriter shall not have the right to assume the defense of such Section 14(C) Indemnified Party but shall be responsible for the fees and expenses of counsel retained by such Section 14(C) Indemnified Party in assuming its own defense, and provided also that if the Underwriter shall have failed to

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assume the defense of such action or to retain counsel satisfactory to the Underwriter within a reasonable time after notice of the commencement of such action, the fees and expenses of counsel retained by the Section 14(C) Indemnified Parties shall be paid by the Underwriter.  Notwithstanding, and in addition to, any of the foregoing, any one or more of the Section 14(C) Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Section 14(C) Indemnified Party or Parties unless the employment of such counsel has been specifically authorized, in writing, by the Underwriter, or unless such retention is specifically authorized herein.  The Underwriter shall not be liable for any settlement of any proceeding effected without their written consent, but, if settled with such written consent of the Underwriter or if there shall be a final judgment for the plaintiff, the Underwriter agrees to indemnify the Section 14(C) Indemnified Parties from and against any loss, damage, cost, expense or liability by reason of such settlement or judgment.

D.In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 14 is for any reason held to be unavailable to the Underwriter other than in accordance with its terms, the Underwriter, the Company and the City shall contribute to the aggregated losses, liabilities, claims, damages and expenses of the nature contemplated by the indemnification provided for in this Section 14 incurred by the Underwriter, the Company and the City in such proportion as is appropriate to reflect the relative benefits received by such parties from the sale of the Bonds or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of such party in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

15.Further Financial Reports.

The City agrees to provide to the Underwriter upon written request, and agrees and acknowledges that the Underwriter may provide to any owners or prospective owners of the Bonds annual audited financial statements and auditor’s reports thereon regarding the Revenue Fund.

16.Use of Official Statement.

A.The City and the Company agree to deliver to the Underwriter, at such addresses as the Underwriter shall specify, as many copies of the Official Statement, as supplemented and amended, through twenty-five (25) days after the end of the underwriting period (as defined in subparagraph C. of this Section 16), as the Underwriter shall reasonably request as necessary to comply with Paragraph (b)(4) of Rule 15c2-12, and with Rule G-32, Rule G-36 and all other applicable rules of the Municipal Securities Rulemaking Board.  The City and the Company agree to deliver such Official Statements within seven (7) business days after the execution hereof.

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B.The City and the Company hereby ratify and confirm their authorization and approval of the Preliminary Official Statement and the distribution and use of the Preliminary Official Statement, authorize and approve the Official Statement, consent to the distribution and use of the Official Statement by the Underwriter and authorize the execution of the Official Statement by the Mayor of the City and the designated representative of the Company.

C.The City and the Company agree to provide the Underwriter with information of which they have knowledge from any source concerning developments that impact the accuracy and completeness of any representations or statements contained in the Official Statement until the earlier of (i) ninety (90) days from the end of the underwriting period, as defined below, or (ii) the time when the Official Statement is available to any person from a nationally recognized municipal securities information repository (as defined in Rule 15c2-12), but in no case less than twenty-five (25) days following the end of the underwriting period, as defined below.  The City and the Company further agree that they will cooperate with the Underwriter, to the extent permitted by applicable law, in amending or supplementing the Official Statement if any such information, in the reasonable judgment of the Underwriter, requires that the Official Statement be amended or supplemented in fulfillment of the Underwriter’s responsibility pursuant to Rule 15c2-12.  The end of the underwriting period is the later of the delivery of the Bonds by the City to the Underwriter or when the Underwriter no longer retains (directly or as a syndicate member) an unsold balance of Bonds for sale to the public.  The end of the underwriting period shall be deemed to occur thirty (30) days after the Closing Date, unless the Underwriter notifies the City and the Company in writing prior to such date, to the best of its knowledge, that there exists an unsold balance of the Bonds, in which case the end of the underwriting period shall be deemed to be extended for thirty (30) days from the date the notice is received.  Such notice shall not constitute a warranty or representation of the Underwriter as to the accuracy or completeness of any Underwriter’s response or lack of response to the Underwriter’s request of each other Underwriter that it notify the Underwriter whether an Underwriter retains, directly or as a syndicate member, an unsold balance of Bonds for sale to the public.  The deemed end of the underwriting period shall be extended for additional periods of thirty (30) days each upon receipt of an additional written notification from the Underwriter that, to the best of its knowledge, there exists an unsold balance of Bonds.

17.Amendment or Assignment.

This Contract may not be amended except through the written consent of all of the parties hereto and is not assignable.

18.Severability.

If any provision of this Contract shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions, or in all cases because it conflicts with any other provision or provisions or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid,

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inoperative, or unenforceable to any extent whatever.  The invalidity of any one or more phrases, sentences, clauses or sections in this Contract shall not affect the validity of the remaining portions of this Contract, or any part hereof.

[Signature Page to Follow]

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Very truly yours,

Robert W. Baird & Co.

By:

Its:

Accepted and agreed to by the undersigned as of the date first above written.

City of Dubuque, Iowa

By:

Its: Mayor

Diamond Jo, LLC

By:

Name:

Its:

Exhibit A

Maturities, Amounts, Interest Rates and Yields

Urban Renewal Tax Increment Revenue Bonds, Taxable Series 2007

Maturity (June 1)	Amount	Interest Rate	Yield

2011	$ 285,000	7.50%	7.50%
2012	305,000	7.50%	7.50%
2013	330,000	7.50%	7.50%
2014	355,000	7.50%	7.50%
2015	380,000	7.50%	7.50%
2016	410,000	7.50%	7.50%
2017	440,000	7.50%	7.50%
2018	475,000	7.50%	7.50%
2019	510,000	7.50%	7.50%
2020	550,000	7.50%	7.50%
2021	590,000	7.50%	7.50%
2022	635,000	7.50%	7.50%
2023	680,000	7.50%	7.50%
2024	730,000	7.50%	7.50%
2025	785,000	7.50%	7.50%
2026	845,000	7.50%	7.50%
2027	910,000	7.50%	7.50%
2028	975,000	7.50%	7.50%
2029	1,050,000	7.50%	7.50%
2030	1,130,000	7.50%	7.50%
2031	1,215,000	7.50%	7.50%
2032	1,305,000	7.50%	7.50%
2033	1,400,000	7.50%	7.50%
2034	1,505,000	7.50%	7.50%
2035	1,620,000	7.50%	7.50%
2036	1,740,000	7.50%	7.50%
2037	1,870,000	7.50%	7.50%

Exhibit B-1

[Form of Opinion of Bond Counsel]

See Appendix A to the Official Statement

Exhibit B-2

[Form of Supplemental Opinion of Bond Counsel]

1.The Bonds are not subject to the registration requirements of the Securities Act of 1933, as amended, and the Bond Resolution is exempt from qualification pursuant to the Trust Indenture Act of 1939, as amended.

2.We have not been engaged nor have we undertaken to review or verify the accuracy, completeness or sufficiency of the Official Statement or other offering material relating to the Bonds, except that in our capacity as Bond Counsel in connection with the issuance of the Bonds we have reviewed the information contained in the Official Statement under the captions “Introductory Statement,” “The Development and the Development Agreement,” “The Parking Facility,” “The Bonds,” “Sources and Uses,” “Security for the Bonds and Source of Payment,” “The Bond Resolution,” “The Minimum Assessment Agreement,” “The Guaranty” and “Continuing Disclosure” solely to determine whether such information and summaries conform to the Bonds, the Bond Resolution and the respective Transaction Document.  The summary descriptions in the Official Statement under such captions, as of the date of the Official Statement and as of the date hereof, insofar as such descriptions purport to describe or summarize certain provisions of the Bonds, the Bond Resolution and the respective Transaction Document, are accurate summaries of such provisions in all material respects.  In addition, the information in the Official Statement under the captions “Federal Tax Matters” and “Iowa State Tax Exemption” purporting to describe or summarize our opinions concerning certain federal and state tax matters relating to the Bonds have been reviewed by us and are accurate summaries in all material respects.  Except as specifically described in this paragraph, we express no opinion with respect to and have not undertaken to determine independently the accuracy, fairness or completeness of any statements contained or incorporated by reference in the Official Statement.

3.The Transaction Documents to which the City is a party have been duly authorized by all necessary action on the part of the City, have been duly executed and delivered by authorized officers of the City and constitute legal, valid and binding obligations of the City enforceable against the City in accordance with their respective terms.

4.The City is a body politic and corporate constituting a public instrumentality and political subdivision, duly created, organized and existing under the laws and the Constitution of the State of Iowa and has full legal right, power and authority to adopt the Bond Resolution, and to enter into, execute and deliver the Transaction Documents to which the City is a party, to consummate all transactions contemplated thereby, and to issue and sell the Bonds for the purposes described in the Bond Resolution and the Official Statement.

5.Each of the members or officers of the City executing the Transaction Documents to which the City is a party and other closing documents executed in connection with the delivery of the Bonds has been authorized to do so.

6.The Bonds have been duly authorized by all necessary action on the part of the City and have been duly executed by authorized officers of the City; the Bonds, when authenticated by the Registrar, and paid for as provided by the Bond Resolution, will have been validly issued by the City and will constitute the legal, valid and binding obligations of the City enforceable against the City in accordance with their terms.

7.No additional approval, permit, consent, authorization or order from any court of any governmental or public agency, authority or person not already obtained is required with the authorization, issuance and sale to the Underwriter of the Bonds pursuant to the Bond Purchase Contract or for the adoption or effectiveness of the Bond Resolution.

8.As of the date of this opinion, the adoption of the Bond Resolution, the execution of and delivery by the City of the Bonds and compliance by the City with the provisions, thereof under the circumstances contemplated thereby, do not and will not violate any applicable judgment, order or regulations or any court or of any public or governmental agency or authority, and will not conflict with, or result in a breach of any of the terms and provisions of, or constitute a default under, any existing laws, court or administrative regulation, decree, order, or any agreement, resolution, ordinance, mortgage, lease or other instrument to which the City is subject or by which it is or may be bound.

B-2-

Exhibit C

[Form of City Counsel Opinion]

1.The Bond Resolution was duly authorized and adopted by the City and is in full force and effect, and has not been amended, modified, revoked, repealed or supplemented since the date thereof.  The Project Area has been validly designated as a Project Area pursuant to the Urban Renewal Law, Chapter 403 of the Code of Iowa, 2007, as amended (the “Act”) and a tax increment ordinance has been validly adopted therefor pursuant to the Act.  All of the above were adopted in accordance with the procedural rules of the City Council, the Act and any applicable open meeting laws of the State of Iowa.

2.The execution and delivery by the City and the use by the Underwriter of the Official Statement in connection with the offer and sale of the Bonds have been duly authorized and ratified by all necessary action on the part of the City and to the best of my knowledge and belief, the information contained in the Official Statement as of the date hereof under the captions “The City,” “The Development and the Development Agreement,” “The Parking Facility,” “The Property Tax Collection Process,” “No Litigation” and “Authorization” (i) is true and correct in all material respects and (ii) does not contain any untrue statement of a material fact or omit to state any material fact that is necessary to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. The City has duly authorized the use and distribution by the Underwriter of the Bond Resolution, the Transaction Documents to which it is a party and the Official Statement, including any amendments or supplements thereto as permitted by the Bond Purchase Contract as any authorized officer of the City may approve.  No event affecting the City has occurred which should be disclosed in the Official Statement for the purposes thereof or that is necessary to disclose therein to make the statements and information therein not misleading in any material respect as of the date hereof.

3.After due inquiry of appropriate City officials and agents and to the best of my knowledge and belief, there is no action, suit, proceeding or investigation, at law or in equity, before or by any court or any governmental agency or public board or body, pending against the City or, to my knowledge, threatened against the City or, to restrain or enjoin, or threatening or seeking to restrain or enjoin, the issuance, sale or delivery of the Bonds or the collection of revenues pledged or to be pledged to pay the principal thereof and premium, if any, and interest thereon, or in any way contesting or affecting the validity of the Bonds, or in any questioning or affecting (i) the proceedings related to the Project Area, (ii) the proceedings under which the Bonds are to be issued, (iii) the validity or enforceability of any provision of the Bonds, the Bond Resolution or Transaction  Documents to which the City is a party, (iv) the authority of the City to impose or collect the Development Tax Increments or other funds pledged to the payment of the Bonds, or (v) the legal existence of the City, the right of its officers to their offices, the City’s authority to perform its obligations pursuant to the Bond Resolution or with respect to the Bonds, or to consummate any of the transactions to which it is or is to be a party as contemplated by the Bond Purchase Contract, the Bond Resolution or any of the Transaction Documents to which the City is or is to be a party.

4.There is no lien or encumbrance on the Development Tax Increments or the other funds pledged to the payment of the Bonds that is senior to, or on a parity with, the claims of the holders of the Bonds; there is to my knowledge no existing, pending, threatened, or anticipated event or circumstance which might give rise to any lien or encumbrance on the Development Tax Increments or the other funds pledged to the payment of the Bonds which would be senior to or on a parity with, the claims of the holders of the Bonds.

5.Upon due inquiry of City officials and agents, to the best of my knowledge and belief, there is no action, suit, proceeding or investigation at law or in equity before or by any court, governmental agency or public board or body, pending or threatened against or affecting the City wherein an unfavorable decision, ruling or finding would in my judgment in any way materially and adversely affect the transactions described in or contemplated by the Bond Resolution or the Bond Purchase Contract, or the validity or enforceability of the Bond Purchase Contract or the Transaction Documents to which the City is or is to be a party or the Bonds.

6.To the best of my knowledge and belief, no member of the City Council, owns or controls an interest, direct or indirect, in the Development Property.

C-

Exhibit D

[Form of Company Counsel Opinion]

1.The Company is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware, is a foreign limited liability company duly authorized to transact business in the State of Iowa.  The Company has full legal right, power and authority under all applicable provisions of law, and its articles of organization and operating agreement to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to perform such other acts and things as provided for in each such Transaction Documents in order to consummate all transactions contemplated thereby.

2.The Parent is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware, is a foreign limited liability company duly authorized to transact business in the State of Iowa.  The Parent has full legal right, power and authority under all applicable provisions of law, and its articles of organization and operating agreement to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to perform such other acts and things as provided for in each such Transaction Documents in order to consummate all transactions contemplated thereby.

3.The execution, delivery and performance by the Company or the Parent of its obligations, if any, under the Bond Purchase Contract, and the Transaction Documents to which it is a party or any other agreement, contract or instrument to which the Company or the Parent is a party or by which it is or may be bound or to which the Development or Parking Facility is or may be subject does not and will not contravene or constitute a default (with due notice or the passage of time or both) under any provision of any applicable law or regulation or of any agreement, judgment, injunction, order or decree binding upon the Company or the Parent, and will not materially adversely affect the operations or financial condition of the Company or the Parent or the Company’s or the Parent’s ability to operate the Development or Parking Facility.

4.The Bond Purchase Contract and the Transaction Documents to which the Company or Parent is a party have been validly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company or Parent, respectively, enforceable in accordance with their respective terms subject to any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and to the availability of equitable remedies and the application of equitable principles.

5.The execution, delivery and performance by the Corporate Entities of their obligations under the Transaction Documents to which they are a party have been duly approved and authorized by all necessary action by or on behalf of each of the Corporate Entities and constitute the legal, valid and binding obligations of the Corporate Entities enforceable in accordance with their respective terms subject to any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and to the availability of equitable remedies and the application of equitable principles. No default or event of default has occurred and is continuing which with the lapse of time or the giving of notice, or both, would constitute a default or an event of default under the Transaction Documents.

6.To the best of our knowledge, there is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any court or, to our knowledge, any governmental agency or public board or body, pending or threatened, (i) seeking to restrain or enjoin the performance by the Company of its obligations under the Development Agreement or any other Transaction Document to which the Company or Parent is or is to be a party, or (ii) against the Company or the Parent or, to our knowledge, threatened against the Company or the Parent or affecting the Company or Parent wherein an unfavorable decision, ruling or finding would have a material adverse effect on (a) the financial condition of the Company or the Parent or the operation of the Development or Parking Facility; (b) the transactions contemplated in the Development Agreement, the Bond Purchase Contract and in the Official Statement; (c) the existence or legal capacity of the Company or the Parent; or (d) the validity or enforceability of any provisions of the Bonds or any of the Transaction Documents to which the Company or Parent is or is to be a party.

7.Except for any approvals or consents required for the offer and sale of the Bonds under any state “blue sky” laws, to the best of counsel’s knowledge, all approvals, consents, authorizations, certifications, and other orders of any governmental authority, board, agency or commission having jurisdiction, and all filings with such entities, which would constitute a condition precedent to or which are required for the execution and delivery by the Company or the Parent of, or the performance by the Company or the Parent of, its obligations under the Transaction Documents to which it is a party or the consummation of the transactions contemplated in the Official Statement, have been duly obtained and are in full force and effect.

8.The execution and delivery by the Company and Parent of the Transaction Documents to which the Company and Parent is or is to be a party, and of the other documents contemplated in the Bond Purchase Contract and in the Official Statement; the approval by the Company of the Official Statement; the compliance by the Company or the Parent with the provisions of any and all of the Transaction Documents and foregoing documents; and the application of the proceeds of the Bonds for the purposes described in the Official Statement, do not and will not conflict with or result in the material breach of any of the terms, conditions or provisions of, or constitute a default under, the Transaction Documents, or any agreement, indenture, resolution, mortgage, lease or instrument to which Company or the Parent is a party or by which it or the Development is or may be bound or affected, or, to the best of our knowledge, any existing law or court or administrative regulation, decree or order applicable to it or the Development.

9.To the best of our knowledge, the Company and the Parent have obtained, to the extent required to be obtained under applicable law, all permits, licenses, certifications, accreditation and qualifications as are customarily obtained during and for purposes of the construction of the Development or operation of the Parking Facility to date.

10.To the best of our knowledge, based on our examination of various documents and participation in conferences with the City, the Company, the Underwriter and their respective representatives at which times the contents of the Official Statement and related matters were discussed, the descriptions and information contained in the Official Statement as of the date hereof under the captions “The Development and the Development Agreement,” “Racing and Gaming in Dubuque County, Iowa,” “Racing and Gaming in Iowa,” “Risk Factors,” “The Company and the Parent,” “The Minimum Assessment Agreement,” “The Guaranty,” “Continuing Disclosure” and “Authorization” (i) are true and correct in all material respects and (ii) do not contain any untrue statements of a material fact or omit to state any material fact that is necessary to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading.  The Company has duly authorized the use and distribution by the Underwriter of the Transaction Documents to which it is a party and the Official Statement, including any amendments or supplements thereto as permitted by the Bond Purchase Contract as any authorized officer of the Company may approve.  No event affecting the Company or the Parent has occurred which should be disclosed in the Official Statement for the purposes thereof or that is necessary to disclose therein to make the statements and information therein not misleading in any material respect as of the date hereof.